Share Capital and Reserves	12 Months Ended
Dec. 31, 2025
Share Capital and Reserves [Abstract]
Share capital and reserves

20. Share capital and reserves

Ordinary shares

As of December 31, 2022, the Company’s had an authorized share capital of HK$380,000 divided into 38,000,000 authorized ordinary shares with a par value of HK$0.01 each, of which 100 ordinary shares were issued and fully paid with a par value of HK$0.01 per share.

As per the resolution approved by the board of directors and by the members of the Company on January 10, 2023, the authorized share capital of the Company became US$100,000 divided into 100,000,000 shares with a par value of US$0.001 each.

As part of the recapitalization process on January 10, 2023, the company issued a total of 9,599,900 ordinary shares to three co-founding shareholders, namely PLENTIFUL THRIVING LIMITED, AFFLUENT KIND LIMITED, and Deming Zhou. These shares were issued at a nominal consideration of US$0.001 per share.

In accordance with ASC 260, the company has retroactively restated all shares and per share data for the periods presented, taking into consideration of the nominal issuance.

On January 10, 2023, the Company issued a total of 6,400,000 ordinary shares to three new investors, namely WZ GLOBAL (BVI) LIMITED, ECF (BVI) LIMITED and HKC GLOBAL (BVI) LIMITED of a par value of US$0.001 per share. These shares were issued at a consideration of US$0.5 per share resulting in a share premium of approximately US$3,194.000.

On September 27, 2023, the Company subdivided each of the then issued and unissued ordinary shares of a par value of US$0.001 per ordinary share of the Company into 1.25 Ordinary Share of a par value of US$0.0008 per ordinary share of the Company, or the “Subdivision”. As a result of the Subdivision, the total of 16,000,000 issued and outstanding ordinary share of a par value of US$0.001 per ordinary share prior to the Subdivision became 20,000,000 issued and outstanding ordinary shares of a par value of US$0.0008 per ordinary share. Following the Subdivision, existing shareholders maintained their relative ownership interest percentage in the Company. The Subdivision also changed the par value of the ordinary shares from US$0.001 per ordinary share to US$0.0008 per ordinary share, and the authorized share capital of the Company changed from US$100,000 divided into 100,000,000 ordinary shares of a par value of US$0.001 per ordinary share to US$100,000 divided into 125,000,000 ordinary shares of a par value of US$0.0008 per ordinary share.

In accordance with ASC 260, the company has retroactively restated all shares and per share data for the periods presented, taking into consideration of the Subdivision.

On 17 October 2024, the Company completed the initial public offering (“IPO”) in the Nasdaq Stock Exchange (stock code: ORIS) by issuance of 1,750,000 shares at an offering price of US$4.00 per share, with gross proceeds of US$7,000,000. Under the Underwriting Agreement, the underwriters had the option to purchase up to 262,500 additional Ordinary Shares (the “Over-allotment Shares”) pursuant to the “Over-allotment Option” as described in the Underwriting Agreement. By letter dated October 21, 2024, the underwriters exercised their option to purchase all of the available Over-allotment Shares. The purchase and sale of the Over-allotment Shares was closed on October 23, 2024, resulting in $1,050,000 in additional gross proceeds from the IPO.

On July 23, 2025, the Company completed the Private Placement, wherein a total of 14,800,000 units were issued at an offering price of $0.4681 per unit, for a total purchase price of approximately $6.9 million. Each unit includes one Ordinary Share and one 2025 Warrant. The 2025 Warrants are immediately exercisable on the date of issuance, expires five years after date of issuance, and have certain downward pricing adjustment mechanisms, including resets on Reset Dates.

The Company received net cash proceeds of approximately $6.3 million (after deducting the placement agent fee and expenses of the Offering).

From July 23, 2025 to August 8, 2025, the investors fully exercised their 2025 Warrants, resulting in the issuance of a total of 47,323,247 Ordinary Shares by the Company. Of the total 2025 Warrants exercised, 3,525,006 units were determined by the initial exercise price of $0.4681, 4,257,603 units were determined by the first reset price of $0.3277 and 7,017,391 units were determined by the second reset price of 0.2341.

On September 21, 2025, an extraordinary general meeting of the shareholders was held and approved a reverse split of the Company’s ordinary shares and Founder Preferred Shares at a ratio of one (1) share for every twenty (20) shares held. Such reverse split became effective on December 30, 2025.

Preferred shares

On September 21, 2025, an extraordinary general meeting of the shareholders was held and approved the designation of 2,500,000 authorized but unissued shares of par value US$0.0008 each of the Company as Founder Preferred Shares, par value US$0.0008 (the “Founder Preferred Shares”). The Founder Preferred Shares were issued to Plentiful Thriving (BVI) Limited, a company 100% owned by Mr. CHUN SUN WONG, the Company’s controlling shareholder. The Founder Preferred Shares have the right to cast one thousand votes per share and are non-convertible, non-redeemable, and non-transferable, and carry no other rights, preferences, or privileges.

Following the reverse split became effective on December 30, 2025, there were 125,000 shares Founders Preferred Shares outstanding.

Other reserves

Other reserves as presented in the consolidated statements of financial position represent the sum of merger reserve, capital reserve and statutory reserve as disclosed in the consolidated statement of changes in equity.

Merger reserve

The merger reserve represents the difference between the nominal value of the share capital of the subsidiaries acquired as a result of the reorganization and the nominal value of the share capital of the Company issued in exchange thereof.

Capital reserve

Capital reserve represents the capital contribution by Mr. CHUN SUN WONG , the controlling shareholder of the Company, to a subsidiary without allotting and issuing new shares.

Statutory reserve

In accordance with the PRC Company Law, the PRC subsidiary of the Group is required to allocate 10% of its profit after tax to the statutory surplus reserve (the “SSR’’) until such reserve reaches 50% of the registered capital of the PRC subsidiary. Subject to certain restrictions set out in the PRC Company Law, part of the SSR may be converted to increase paid-up capital/issued capital of the PRC subsidiary, provided that the remaining balance after the capitalization is not less than 25% of the registered capital. All non-PRC subsidiaries are not required to make appropriation for statutory reserve.